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                                                                      Exhibit 24

                                POWER OF ATTORNEY

         Each of the undersigned officers and/or directors of NetMed, Inc., an Ohio corporation (the "Company"), hereby appoints David J. Richards, Kenneth B. Leachman, or William J. Kelly, or any one of them, as his true and lawful attorney-in-fact, in his name and on his behalf, and in any and all capacities stated below, to sign and to cause to be filed with the Securities and Exchange Commission the Company's Registration Statement on Form S-3 (the "Registration Statement") to register under the Securities Act of 1933, as amended, the sale by certain shareholders of the Company of up to 8,000,000 shares of common stock, without par value, of the Company and any and all amendments, including post-effective amendments, to the Registration Statement, hereby granting unto such attorney-in-fact, full power and authority to do and perform in the name and on behalf of the undersigned, in any and all such capacities, every act and thing whatsoever necessary to be done in and about the premises as fully as the undersigned could or might do in person, hereby granting to such attorney-in-fact full power of substitution and revocation, and hereby ratifying all that any such attorney-in-fact or his substitute may do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney in counterparts if necessary, effective as of October 15, 1998.

                        SIGNATURE                                                      TITLE

            /s/David J. Richards                                     President,  Director
       --------------------------------                              (Principal Executive Officer)
               David J. Richards

            /s/Kenneth B. Leachman                                   Executive Vice President-Finance,
       --------------------------------                              Treasurer (Principal Financial and
               Kenneth B. Leachman                                   Accounting Officer)


            /s/Trevor Ferger
       --------------------------------
               Trevor Ferger                                         Director


       --------------------------------
               Cecil J. Petitti                                      Director

            /s/Michael S. Blue
       --------------------------------
               Michael S. Blue                                       Director

            /s/Robert J. Massey
       --------------------------------
               Robert J. Massey                                      Director


       --------------------------------
               James F. Zid                                          Director

            /s/Susan M. O'Toole
       --------------------------------
               Susan M. O'Toole                                      Director